Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Section 240.14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

TEMPLETON DRAGON FUND, INC.
(Name of Registrant as Specified in its Charter)

____

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify

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TEMPLETON DRAGON FUND, INC.

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders (the “Meeting”) of Templeton Dragon Fund, Inc. (the “Fund”) will be held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on May 25, 2012, at 12 Noon, Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.	The election of four Directors of the Fund to hold office for the terms specified.
2.	The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2012.

By Order of the Board of Directors,

Robert C. Rosselot
Vice President and Secretary

March 30, 2012

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at
1-800/DIAL BEN® (1-800-342-5236).

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TEMPLETON DRAGON FUND, INC.

PROXY STATEMENT

♦ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Directors of Templeton Dragon Fund, Inc. (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on March 16, 2012, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about March 30, 2012.

On what issues am I being asked to vote?

You are being asked to vote on two Proposals:

How do the Fund's Directors recommend that I vote?

The Directors unanimously recommend that you vote FOR the election of the four nominees and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. With respect to any Proposal for which you do not specify a vote, your proxy will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal 1 or 2, your shares will be voted FOR the election of all nominees as Director and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

     The Board of Directors of the Fund (the “Board” or the “Directors”) has a Nominating Committee consisting of Edith E. Holiday (Chairperson), Frank J. Crothers and Frank A. Olson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Directors who are not interested persons of the Fund are referred to as the “Independent Directors,” and Directors who are interested persons of the Fund are referred to as the “Interested Directors.”

     The Nominating Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Director: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

     When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director, including as an Independent Director, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Director of the Fund if so nominated and elected/appointed.

     The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

     The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included in the Fund’s proxy statement for its 2011 Annual Meeting of Shareholders.

Who are the nominees and Directors?

     The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of four Directors expire. Ann Torre Bates, David W. Niemiec, Frank A. Olson and Robert E. Wade have been nominated for three-year terms, set to expire at the 2015 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified. All of the nominees are currently members of the Board and are deemed to be Independent Directors. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.

     Interested Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned company, the principal stockholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who beneficially owned approximately 16.9% and 16.8%, respectively, of its outstanding shares as of December 31, 2011. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by two private charitable foundations, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Gregory E. Johnson, Director of the Fund, are father and son. Rupert H. Johnson, Jr., Vice President of the Fund, is the brother of Charles B. Johnson and the uncle of Gregory E. Johnson. There are no other family relationships among the Directors or nominees for Director.

     Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Directors.

     In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Director's duties and fiduciary obligations. Information on the business activities of the nominees and other Directors during the past five years and beyond appears below and it is believed that the specific background of each Director evidences such ability and is appropriate to his or her serving on the Fund's Board. As indicated, Harris J. Ashton and Frank A. Olson have both served as chief executive officers of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec and Ann Torre Bates each have been chief financial officers of major corporations; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J. Crothers has served as the chief executive officer of several foreign closely held corporations; and Charles B. Johnson and Gregory E. Johnson are both high ranking executive officers of Resources.

Listed below with the business activities of the nominees and Directors are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton Investments fund complex that they oversee.

Nominees for Independent Director to serve until 2015 Annual Meeting of Shareholders:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at least the Past Five Years
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2008	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003–2010).

Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and **formerly**, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995–1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at least the Past Five Years
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	32	Emeritus Corporation (assisted living) (1999–2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006–2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and **formerly**, Managing Director, Saratoga Partners (1998–2001) and SBC Warburg Dillon Read (investment banking) (1997–1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991–1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982–1997).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at least the Past Five Years
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980–2000) and Chief Executive Officer (1977–1999)); and **formerly**, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2006	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973–2009) and member of various boards.				
Independent Directors serving until 2014 Annual Meeting of Shareholders:				
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1994	132	Bar-S Foods (meat packing company) (1981–2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly**, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1998	25	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly**, Chairman, Atlantic Equipment and Power Ltd. (1977–2003).				
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly**, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991–2006).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at least the Past Five Years
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1998	25	None

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987–present); director of various nonprofit organizations; and **formerly**, Cardiology Fellow, University of Maryland (1985–1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).

Independent Directors serving until 2013 Annual Meeting of Shareholders:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at least the Past Five Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Director	Director since 1996 and Lead Independent Director since 2007	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and **formerly**, Assistant to the President of the United States and Secretary of the Cabinet (1990–1993); General Counsel to the United States Treasury Department (1989–1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988–1989).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at least the Past Five Years
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:
John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly**, Senior Vice President–Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004–2011); Senior Fellow of The Brookings Institution (2003–2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001–2003).

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* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

** Charles B. Johnson and Gregory E. Johnson are “interested persons” of the Fund as defined by the 1940
Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of directors.
Charles B. Johnson is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund’s investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Charles B. Johnson is the father of Gregory E.
Johnson. The remaining Directors of the Fund are Independent Directors.

The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Directors as of March 16,
2012:

How often do the Directors meet and what are they paid?

The role of the Directors is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Directors also oversee the services furnished to the Fund by
Templeton Asset Management Ltd.—Hong Kong branch, the Fund’s investment manager (the “Investment
Manager”), and various other service providers.

The Fund’s Independent Directors constitute the sole independent Board members of 14 investment companies in the Franklin Templeton Investments fund complex for which each Independent Director currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund’s Lead Independent Director is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a flat fee of $3,000 per Audit Committee meeting attended in person and $2,000 per Audit
Committee telephonic meeting attended, a portion of which is allocated to the Fund. The Chairman of the Audit
Committee of the Fund and such other investment companies receives an additional fee of $15,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a regularly scheduled Board meeting.

During the fiscal year ended December 31, 2011, there were five meetings of the Board, three meetings of the Audit Committee, and three meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Fund does not currently have a formal policy regarding Directors’ attendance at the annual shareholders’ meeting. No Directors attended the Fund’s last annual meeting held on May 27, 2011.

Independent Directors are also reimbursed for expenses incurred in connection with Board meetings. The
Interested Directors and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton
Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the
Interested Directors. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Directors by the Fund individually and by all of the funds in the Franklin Templeton Investments fund complex. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable
Independent Directors who can bring their experience and talents to, and effectively oversee the management of, several funds.

(4) Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on
February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009
Principal Occupation During At Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly**, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000–2004).		
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009
Principal Occupation During At Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.		
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009
Principal Occupation During At Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.		
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Assistant Secretary	Vice President since 2011 and Assistant Secretary since 2001
Principal Occupation During At Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc., Vice President and Assistant Secretary, Templeton Investment Counsel, LLC and officer of 45 of the investment companies in Franklin Templeton Investments.

How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann
Torre Bates, Frank J. Crothers and Constantine D. Tseretopoulos, all of whom are Independent Directors and considered to be “independent” as that term is defined by the NYSE’s listing standards. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal auditing.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated December 31, 2011, and certain related SEC filings. You are being asked to ratify the Board’s selection of PwC for the current fiscal year ending December 31, 2012. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

The selection of PwC as the independent auditors for the Fund for the fiscal year ending December 31,
2012, was recommended by the Audit Committee and approved by the Board on February 28, 2012. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the
Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $43,996 for the fiscal year ended December 31, 2011, and
$41,987 for the fiscal year ended December 31, 2010.

Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements and not reported under “Audit Fees” above were $6,552 for the fiscal year ended December 31, 2011, and $6,270 for the fiscal year ended December 31, 2010. The services for which these fees were paid included attestation services.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the
Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended December 31, 2011, and December 31,
2010, there were no fees paid to PwC for such services.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2011, and December 31, 2010.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the
Investment Manager and certain entities controlling, controlled by, or under common control with the Investment
Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $100,000 for the fiscal year ended December 31,
2011, and $35,000 for the fiscal year ended December 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and derivative instruments.

All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended December 31, 2011 and $441 for the fiscal year ended December 31, 2010. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the
Investment Manager and certain entities controlling, controlled by, or under common control with the Investment
Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $0 for the fiscal year ended December 31, 2011, and $144,359 for the fiscal year ended December 31, 2010. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services provided by PwC to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $106,552 for the fiscal year ended
December 31, 2011, and $186,070 for the fiscal year ended December 31, 2010. The aggregate non-audit fees for the fiscal year ended December 31, 2011, include the amounts shown under Audit-Related Fees ($6,552); Tax
Fees (including services provided to the Investment Manager and its control entities ($100,000)) and All Other
Fees (including services provided to the Investment Manager and its control entities ($0)).

The Audit Committee has determined that the provision of the non-audit services that were rendered to the
Investment Manager and to any entities controlling, controlled by, or under common control with the Investment
Manager that provide ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit
Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

Audit Committee Charter. The Board has adopted and approved a formal written charter for the Audit
Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter was included in the
Fund’s proxy statement for its 2011 Annual Meeting of Shareholders.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements.

Audit Committee Report. The Audit Committee received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of
PwC, PwC’s independence, as well as the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to PwC’s retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the
Fund’s accounting principles.

Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to
Shareholders for the fiscal year ended December 31, 2011, for filing with the SEC.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the
Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment
Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC requirements, the Independent Directors meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure. Seventy-five percent or more of the Fund’s Board members consist of Independent
Directors who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Director. The Lead Independent Director, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Directors. The Lead Independent
Director also presides at separate meetings of Independent Directors held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd.—
Hong Kong Branch, a Singapore company with a branch office at The Chater House, 17th Floor, 8 Connaught

Road Central, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Computershare Shareowner Services, LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015.

The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

Other Matters. The Fund's latest audited financial statements and annual report for the fiscal year ended December 31, 2011, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN® (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders. As of March 16, 2012, the Fund had 37,873,327 shares outstanding and total net assets of $1,207,341,279.06. The Fund's shares are listed on NYSE (NYSE: TDF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of March 16, 2012, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
City of London Investment Group PLC	11,431,969*	30.18%
City of London Investment Management Company Limited 77 Gracechurch Street London EC3V 0AS England		

* The nature of beneficial ownership is shared voting and dispositive power as reported on Form 13G/A, filed with the SEC on February 7, 2012.

In addition, to the knowledge of the Fund's management, as of March 16, 2012, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Contacting the Board of Directors. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Directors at the Fund's offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

17

Solicitation of Proxies. Your vote is being solicited by the Directors. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on the
Proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the Fund’s shares entitled to vote—present in person or represented by proxy—
constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund’s shares present (in person or represented by proxy) and voting on the proposal at the Meeting. Proposal 2, ratification of the selection of the independent registered public accounting firm, requires the affirmative vote of a majority of the votes cast. Abstentions and broker non–votes will be treated as votes present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of obtaining approval of either proposal.

Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as
Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposals or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund’s Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the
Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the
Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the
2011 annual meeting.

     Shareholder Proposals. The Fund anticipates that its 2013 Annual Meeting of Shareholders will be held on or about May 31, 2013. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2013 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices, at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than December 17, 2012, in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.

     A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by December 17, 2012, as described above, may nonetheless present a proposal at the Fund’s 2013 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing, at the Fund’s offices, of such proposal by February 28, 2013. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2013 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

     A shareholder proposal may be presented at the 2013 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

March 30, 2012

TLTDF PROXY 04/12

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 25, 2012

The Fund's Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at http://www.proxyonline.us/docs/tdf.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

FRANKLIN TEMPLETON
INVESTMENTS

WO#
19450

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example **X**

The Board of Directors unanimously recommends a vote FOR the Proposals.

Proposal 1 – Election of Directors.

Nominees:	**FOR** all nominees listed (except as marked below)	**WITHHOLD AUTHORITY** to vote for all nominees listed
01 Ann Torre Bates 02 David W. Niemiec 03 Frank A. Olson 04 Robert E. Wade	☐	☐

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

____

	YES	NO
I PLAN TO ATTEND THE MEETING.	☐	☐

Mark Here for Address Change or Comments ☐

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated.

Signature(s):____ **Dated:** __________ **, 2012**

You can now access your Templeton Dragon Fund, Inc. account online.
Access your Fund account online via Investor ServiceDirect® (ISD).
The transfer agent for the Fund now makes it easy and convenient to get current information on your shareholder account.

• View account status	• Make address changes
• View certificate history	• Obtain a duplicate 1099 tax form
• View book-entry information	• Establish/change your PIN
• View payment history for dividends

Visit us on the Web at http://www.bnymellon.com/shareowner/equityaccess
For Technical Assistance call 1-877-978-7778 between 9am-7pm
Monday-Friday, Eastern Time

www.bnymellon.com/shareowner/equityaccess
Investor ServiceDirect®
Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

FOLD AND DETACH HERE

TEMPLETON DRAGON FUND, INC.
ANNUAL MEETING OF SHAREHOLDERS – MAY 25, 2012

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Dragon Fund, Inc. (the “Fund”) and appoints
KIMBERLY H. NOVOTNY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the
“Meeting”) to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on May 25, 2012, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR Proposal 1 (including all nominees for director) and Proposal 2. If any other matters properly come before the
Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of
Management.

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be signed on the other side)	WO#
19450